Execution copy

SECOND ADDENDUM TO THE SHARE PURCHASE AGREEMENT DATED 10 FEBRUARY 2022

by and among

Jacco van der Wekken Holding B.V.

René van Tol Beheer B.V.

GeJo B.V.

Arnoud & Anja Beheer B.V.

Cor van Oers Beheer B.V.

Roelof Naber Beheer B.V.

Harm Brinks Beheer B.V.

Ad van Laarhoven Beheer B.V.

Stekidotema Beheer B.V.

P.T.M. Hooijman

A.F.V. Braam

C. Oele

and

C. A. Bal

as the Sellers

and

AgriForce Growing Systems Ltd.

as the Purchaser

regarding the sale and transfer of
100% of the issued and outstanding shares in the capital of

Delphy Groep B.V.

September 22th, 2022

Execution copy

THIS SECOND ADDENDUM is made on the 22th of September 2022 (this '**Second Addendum**'),

BETWEEN:

(1) **Jacco van der Wekken Holding B.V.**, a private limited liability company (*besloten vennootschap met beperkte aansprakelijkheid*) incorporated under the laws of the Netherlands, whose statutory seat (*statutaire zetel*) is in Lienden, the Netherlands, with its registered office at Voorstraat 59, (4033 AC) Lienden, the Netherlands and registered at the Trade Register under number 11063063, hereby legally represented by its statutory director Cornelis Jacob van der Wekken;

(2) **Arnoud & Anja Beheer B.V.**, a private limited liability company (*besloten vennootschap met beperkte aansprakelijkheid*) incorporated under the laws of the Netherlands, whose statutory seat (*statutaire zetel*) is in Wageningen, the Netherlands, with its registered office at Markt 23, (6701 CX) Wageningen, the Netherlands and registered at the Trade Register under number 09154706, hereby legally represented by its statutory director Arnoud Christiaan van Boven;

(3) **René van Tol Beheer B.V.**, a private limited liability company (*besloten vennootschap met beperkte aansprakelijkheid*) incorporated under the laws of the Netherlands, whose statutory seat (*statutaire zetel*) is in Hazerswoude-Dorp, the Netherlands, with its registered office at Dorpsstraat 20, (2391 BG) Hazerswoude-Dorp, the Netherlands and registered at the Trade Register under number 28107413, hereby legally represented by its statutory director René van Tol;

(4) **Cor van Oers Beheer B.V.**, a private limited liability company (*besloten vennootschap met beperkte aansprakelijkheid*) incorporated under the laws of the Netherlands, whose statutory seat (*statutaire zetel*) is in Oud Gastel, the Netherlands, with its registered office at Neerstraat 12, (4751 RH) Oud Gastel, the Netherlands and registered at the Trade Register under number 20122036, hereby legally represented by Cornelis Antonius Franciscus van Oers;

(5) **GeJo B.V.**, a private limited liability company (*besloten vennootschap met beperkte aansprakelijkheid*) incorporated under the laws of the Netherlands, whose statutory seat (*statutaire zetel*) is in Emmen, the Netherlands, with its registered office at Adelaarshof 3, (8161 MA) Epe, the Netherlands and registered at the Trade Register under number 04079117, hereby legally represented by its statutory director Johannes Antonius Maria van Buren;

(6) **Ad van Laarhoven Beheer B.V.**, a private limited liability company (*besloten vennootschap met beperkte aansprakelijkheid*) incorporated under the laws of the Netherlands, whose statutory seat (*statutaire zetel*) is in De Moer, the Netherlands, with its registered office at Middelstraat 41, (5176 NH) De Moer the Netherlands and registered at the Trade Register under number 18080291, hereby legally represented by its statutory director Adrianus Johannes Maria van Laarhoven;

(7) **Harm Brinks Beheer B.V.**, a private limited liability company (*besloten vennootschap met beperkte aansprakelijkheid*) incorporated under the laws of the Netherlands, whose statutory seat (*statutaire zetel*) is in Boxmeer, the Netherlands, with its registered office at Van Speyk 135, (5831 LC) Boxmeer the Netherlands and registered at the Trade Register under number 17182532, hereby legally represented by its statutory director Harm Brinks;

(8) **Roelof Naber Beheer B.V.**, a private limited liability company (*besloten vennootschap met beperkte aansprakelijkheid*) incorporated under the laws of the Netherlands, whose statutory seat (*statutaire zetel*) is in Gieten, the Netherlands, with its registered office at Gasselterweg 1a, (9461 HA) Gieten, the Netherlands and registered at the Trade Register under number 04079110, hereby legally represented by its statutory director Roelof Naber;

(9) **Stekidotema Beheer B.V.**, a private limited liability company (*besloten vennootschap met beperkte aansprakelijkheid*) incorporated under the laws of the Netherlands, whose statutory seat (*statutaire zetel*) is in 's Gravenzande, the Netherlands, with its registered office at Noordlandselaan 15B, (2691

KS) ‘s Gravenzande, the Netherlands and registered at the Trade Register under number 27274239, hereby legally represented by its statutory director Leendert Arie van den Berg;

(10) **C. Oele**, born in Kattendijke on 11 May 1960, living at Brede Hilledijk 444C, (3072 NK) Rotterdam, the Netherlands, acting on his own behalf;

(11) **A.F.V. Braam**, born in Anna Paulowna on 7 March 1965, living at Bernhardlaan 22, (1735 HJ) ‘T Veld, the Netherlands, acting on his own behalf;

(12) **P.T.M. Hooijman**, born in Haarlemmermeer on 27 December 1967, living at Vorenpakker 10, (8314 AX) Bant, the Netherlands, acting on his own behalf;

(13) **C.A. Bal**, born in Goes on 30 July 1989, living at Rozenstraat 14, (4434 AL) Kwadendamme, the Netherlands, acting on his own behalf; and

(14) **AgriForce Growing Systems Ltd.**, a limited liability company incorporated under the laws of Canada, with its registered office at 500-1112 W Pender St. Vancouver British Columbia V6E 2S1, and registered in the commercial register under number BC1146470 (the ‘**Purchaser**’).

The parties under (1) to (13) are collectively referred to as the ‘**Sellers**’ and each individually referred to as a ‘**Seller**’.

The Sellers and the Purchaser are also collectively referred to as the ‘**Parties’** and each individually as a ‘**Party’**.

WHEREAS:

(A) The Parties on 10 February 2022 entered into an agreement, as amended by the addendum dated 6 May 2022 (the ‘ **First Addendum**’) (the ‘**Agreement**’) for the sale and purchase of one hundred per cent (100%) of the issued and outstanding share capital of Delphy Groep B.V., a private limited liability company (*besloten vennootschap met beperkte aansprakelijkheid*) incorporated under the laws of the Netherlands (registered number 09154407), with its registered office (*statutaire zetel*) in Wageningen and whose office address is Agro Business Park 5, 6708 PV Wageningen, the Netherlands (‘**Delphy**’);

(B) More time was required to arrange for conversion of Delphy’s 2021 Accounts (as defined below) into (ultimately) US GAAP and the corresponding audit by Marcum LLP thereof. As a result the expected Completion Date is no longer feasible and the Parties wish to amend the Completion Date.

(C) Based on the outcome of the 2021 Audit (as defined below), the Parties (at Purchaser’s request) wish to convert the escrow mechanism included in the Agreement into an earn-out mechanism. In exchange for the conversion of the pricing mechanism, Parties have agreed to increase the maximum aggregate Earn-Out Amount by EUR 100.000,00 as opposed to the Escrow Amount as agreed upon in the original SPA.

(D) The Parties wish to agree, without such agreement being an admittance of liability (or fault of delay), that an aggregate amount of Interest has accrued from 9 May 2022 up to and including 29 July 2022 in the amount of EUR 168,817.55 (in words: one hundred sixty-eight thousand eight hundred seventeen Euros and fifty-five cents). The Parties wish to agree that no Interest shall be due for the period from 30 July 2022 up to and including 14 November 2022.

(E) By completing the 2021 Audit (as defined below) and through the 2021 Audit Information (as defined below), the Purchaser has obtained more comfort in respect of the risks related to the Group Companies and the Business. Therefore the Parties wish to limit the Sellers’ liability for any Claim under the Agreement in respect of facts and matters included in the 2021 Audit Information.

IT IS AGREED as follows:

1. **DEFINITIONS AND INTERPRETATION**

1.1 Capitalised terms used in this Second Addendum have the meaning ascribed to them in the Agreement, unless provided otherwise herein.

1.2 The headings in this Second Addendum do not affect its interpretation.

1.3 In the event of any conflict between the terms of this Second Addendum, the terms of the Agreement and the terms of the First Addendum, the terms of this Second Addendum shall take precedence over the terms of the Agreement and the First Addendum.

1.4 The following defined terms shall be added to Schedule 1 (*Definitions and Interpretation*) of the Agreement:

"**Delphy Academy Milestone** means establishment of a Delphy academy to train new advisors and crop managers, as evidenced by providing an overview of the curriculum, a list of events and trainings to be held, and a list of attendees;"

"**Demo Center Milestone** means commencement of a collaboration with Stellenbosch University (South Africa) regarding project "Impact Cluster Hortipreneurial Centre of Excellence South Africa", as evidenced by a signed memorandum of understanding between Stellenbosch University and a Group Company, and completion of the opening ceremony of the Horti Demo & Research Center;"

"**Earn-Out Amount** has the meaning given thereto in Clause 7.1;"

"**Earn-Out Milestones** has the meaning given thereto in Clause 7.1;"

"**Earn-Out Period** has the meaning given thereto in Clause 7.6;"

"**Milestone Notice** has the meaning given thereto in Clause 7.2;"

"**Milestone Dispute Notice** has the meaning given thereto in Clause 7.3;"

"**Research Revenue Milestone 22** means an aggregate amount of research revenue of at least EUR 1,300,000, whereby such research revenue may not be generated through (government) subsidies/grants (or other such instruments that would be qualified as such under US GAAP), with revenue being defined as the amount invoiced by the Controlled Environmental Agriculture teams of the Group Companies to private parties, in the financial year ending on 31 December 2022;"

"**Research Revenue Milestone 23** means an aggregate amount of research revenue of at least EUR 1,500,000, whereby such research revenue may not be generated through (government) subsidies/grants (or other such instruments that would be qualified as such under US GAAP), with revenue being defined as the amount invoiced by the Controlled Environmental Agricultural teams of the Group Companies to private parties, in the financial year ending 31 December 2023;"

1.5 The following defined terms are hereby deleted from Schedule 1 (*Definitions and Interpretation*) of the Agreement:

"**Escrow Account** has the meaning given thereto in the Escrow Agreement;"

"**Escrow Amount** has the meaning given thereto in Clause 8.1;"

"**Escrow Agent** has the definition given thereto in the Escrow Agreement;"

"**Escrow Agreement** has the meaning given thereto in Clause 7.2;"

"**Permissible Delay** has the meaning given thereto in Clause 26.4;".

2. PURCHASE PRICE

2.1 Clause 4.1 of the Agreement is hereby amended and restated in its entirety as follows:

"4.1 The purchase price for the Shares (the '**Purchase Price**') shall amount to the aggregate of the following amounts:

(a) the amount of EUR 12,948,914.55 (in words: twelve million nine hundred forty-eight thousand nine hundred fourteen Euros and fifty-five cents) (the '**Base Purchase Price**');

minus (-/-)

(b) the Leakage Amount pursuant to Schedule 8 (*Leakage*), if any;

plus (+/+)

(c) the Earn-Out Amount as determined in accordance with Clause 5 (*Earn-Out*);

plus (+/+)

(d) the issuance of shares of AgriForce with an aggregate market value of EUR 4,708,696.20 (in words: four million seven hundred eight thousand six hundred ninety-six Euros and twenty cents) in accordance with Clause 7 (*Issuance of AgriForce Shares*) (the '**AgriForce Shares**').

2.2 Clause 4.5 of the Agreement is hereby amended and restated in its entirety as follows:

"4.5 The Purchaser shall pay the Sellers an interest at an interest rate of four per cent (4%) per annum on the Purchase Price on the basis of a 365 day year, which interest shall accrue from day to day and be compounded monthly, calculated:

(i) from 9 May 2022 up to and including 29 July 2022, whereby Parties have agreed that such interest shall amount to an aggregate total amount of EUR 168,817.55 (in words: one hundred sixty-eight thousand eight hundred seventeen Euros and fifty-five cents); and

(ii) as a percentage of the Purchase Price from 15 November 2022 until the Completion Date, provided that until the Completion Date the interest rate of four per cent (4%) per annum is increased monthly by a half per cent (0.5%), for the first time as of 15 December 2022,

(together: the '**Interest**').

The Purchaser shall pay the Interest to the Sellers at the time of payment of the Purchase Price in accordance with Clause 5 (*Payment*)."

2.3 A new clause 4.6 is hereby added to clause 4 (*Purchase Price*) of the Agreement as follows:

"4.6 The Earn-Out Amount shall be paid by the Purchaser to the Sellers in accordance with Clause 7 (*Earn-Out*).''

3. EARN-OUT

3.1 The heading of Clause 7 is hereby amended and restated to read: "**EARN OUT**".

3.2 Clause 7 of the Agreement is hereby amended and restated in its entirety as follows:

"7.1 Upon the achievement by Delphy of the following milestones (the '**Earn-Out Milestones**', and each an '**Earn-Out Milestone**'), an aggregate earn-out amount of EUR 5,985,870.25 (in words: five million nine hundred eighty-five thousand eight hundred and seventy Euros and twenty-five cents) (the '**Earn-Out Amount**') is due (in two instalments) by the Purchaser to the Sellers and shall be paid to the Sellers in accordance with this Clause 7 (*Earn-Out*):

(a) the Demo Center Milestone;

(b) the Research Revenue Milestone 22;

(c) the Research Revenue Milestone 23; and

(d) the Delphy Academy Milestone.

7.2 As soon as reasonably practicable after Delphy achieves any of the Earn-Out Milestones, the Sellers shall send a Notice to the Purchaser that one of the Earn-Out Milestones has been achieved (the '**Milestone Notice**'). As part of the Milestone Notice, the Sellers shall provide the Purchaser in sufficient detail with all documents and other information, including the relevant accounts, that is reasonably required to assess achievement of the Earn-Out Milestone.

7.3 Within fifteen (15) Business Days of receipt of the Milestone Notice, the Purchaser shall be entitled to deliver a Notice to the Sellers disputing the Milestone Notice (the '**Milestone Dispute Notice**') and the Sellers and the Purchaser shall then negotiate in good faith on any disputed items relating to the Milestone Notice. If, within such period, (i) no Milestone Dispute Notice is delivered, or (ii) the Purchaser informs the Sellers it does not dispute the Milestone Notice, or (iii) Parties come to an agreement on the Milestone Notice, then the Milestone Notice will be binding between the Parties. If the Sellers and the Purchaser do not agree on the Milestone Notice within fifteen (15) Business Days of delivery of the Milestone Dispute Notice, achievement of the relevant Earn-Out Milestone shall be determined by the Independent Expert in accordance with Schedule 7 (*Independent Expert*).

7.4 The Independent Expert shall determine the achievement of the relevant Earn-Out Milestone by way of a binding advice (*bindend advies*). Parties mutually undertake that they shall not challenge the binding advice rendered by the Independent Expert, in any way, including by initiation of (arbitration/litigation) proceedings, or taking any other (legal) action against the binding advice rendered by the Independent Expert, unless a manifest error can be established.

7.5 The Purchaser shall pay the Earn-Out Amount to the Sellers in two instalments, provided that:

(i) the first instalment, if any, of EUR 3,042,935.13 (in words: three million forty-two thousand nine hundred and fifty-three Euros and thirteen cents) shall be paid to the Sellers within ten (10) Business Days of final determination that both the Research Revenue Milestone 22 and either the Demo Center Milestone or Delphy Acadamy Milestone have been achieved, provided that payment of this first instalment shall not occur prior to 1 July 2023; and

(ii) the second instalment, if any, of EUR 2,942,935.12 (in words: two million nine hundred forty-two thousand nine hundred thirty-five Euros and twelve cents) shall be paid to the Sellers within ten (10) Business Days of final determination that all four Earn-Out Milestones have been achieved, provided that payment of this second instalment shall not occur prior to 1 July 2024.

7.6 The Purchaser shall, and shall procure that Delphy shall, provide the Sellers with all information, assistance and access to stock, books and records of account, documents, files, papers and other information stored electronically or otherwise which they may reasonably require for the purposes of this Clause 7 (*Earn-Out*) and assessing whether any of the Earn-Out Milestones have been achieved.7.7 Parties acknowledge and agree that both the Sellers and Purchaser have a shared interest in the way the Group Companies and the Business are conducted during the period between Completion and achievement of the Earn-Out Milestones (the '**Earn-Out Period**'). Following Completion, the Group Companies, as part of the Purchaser's Group, will be subject to the corporate control and supervision of the Purchaser and will become subject to the group policies of the Purchaser. The Purchaser is entitled to exercise such corporate control and supervision in a manner to serve the long-term best interests of the Purchaser and its subsidiaries, including the Group Companies, provided that the Purchaser shall not deliberately take any action (during the Earn-Out Period) that is intended to reduce the Earn-Out Amount payable to the Sellers, nor will the Purchaser in any way limit or hinder the Sellers and the management of Delphy in achieving the Earn-Out Milestones.

7.7 The first and second instalment of the Earn-Out Amount shall in accordance with Clause 7.4 be paid by the Purchaser to the Sellers' bank accounts in accordance with Clause 30.2 and Schedule 4 (*Bank Accounts of the Sellers*), no later than ten (10) Business Days after achievement of the relevant Earn-Out Milestones has been fully and finally agreed or determined in accordance with this Clause 7 (*Earn Out*). In the event of a Breach, a materialization of an indemnification included in Clause 19, or any other claims under the Agreement (whereby a notice in relation thereto has been furnished by the Purchaser to the Sellers), the Purchaser shall, unless resolved prior to any part of the Earn-Out Amount becoming payable or otherwise agreed between the Parties, pay the Earn-Out Amount in accordance with the aforementioned *minus* the amount of such alleged claim, and the Purchaser shall pay the amount so subtracted into an escrow-account of an escrow agent to be agreed upon between the Parties, until the underlying dispute is resolved (at which time the amount in escrow shall be paid out to the relevant Party), provided that:

(a) the cost associated with the escrow-account and escrow agent shall be borne by the Purchaser; and

(b) the Purchaser shall pay the Sellers an interest at an interest rate of four per cent (4%) per annum on the basis of a 365 day year, which interest shall accrue from day to day, on the amount held in escrow that is paid out to the Sellers upon resolution of the underlying dispute. Such interest shall be paid by the Purchaser to the Sellers' bank accounts in accordance with Clause 30.2 and Schedule 4 (*Bank Accounts of the Sellers*), no later than ten (10) Business Days after the underlying amount in escrow has been paid out.

7.8 The Earn-Out Amount shall be payable to each respective Seller in accordance with each Seller's pro rata entitlement to the Purchase Price as set out in Schedule 2 (*Shares per Seller*).

7.9 The right of the Sellers to receive the Earn Out Payments is not transferable, in whole or in part, nor may it be Encumbered without the prior written consent of the Purchaser.

4. ISSUANCE OF AGRIFORCE SHARES

Clause 6.3 (*Issuance of AgriForce Shares*) of the Agreement is hereby amended and restated in its entirety as follows:

"6.3 The AgriForce Shares shall be restricted for at least six (6) months, in accordance with Rule 144 of the Securities Act and the following lock up schedule, before being received by the Sellers. The AgriForce Shares will be released to the Sellers in accordance with the following schedule and conditions;

30% of the AgriForce Shares on the date that is six months following the Completion Date;

30% of the AgriForce Shares on the 31st of December 2023;

40% of the AgriForce Shares as soon as it has been determined that any three Earn-Out Milestones (in accordance with Clause 7) have been achieved, but no sooner than the 31st of December 2023; and

the remainder of the AgriForce Shares (if any) on the 31st of December 2024."

5. LONG STOP DATE

The mention in clause 9.5 of the Agreement of "the Signing Date + 150 Business Days" is hereby amended to "15 January 2023".

6. SET-OFF

6.1 Clause 23.1 of the Agreement is hereby amended and restated in its entirety as follows:

"23.1 Notwithstanding anything to the contrary contained in this Agreement, if on the Completion Date, the Purchaser has not been fully paid any amount which the Sellers are obligated to pay to the Purchaser under this Agreement, then ultimately until Completion the Purchaser shall have the right to set-off such amount from any obligation Purchaser has to (any of) the Sellers."

6.2 A new clause 23.2 is hereby added to clause 23 (*Security for Claims*) of the Agreement as follows:

"23.2 Without prejudice to Clause 7.7, as of Completion, the Purchaser shall not have any right of set-off against, deduction from or suspension of any and all payments under this Agreement (including, for the avoidance of doubt, payment of the Earn-Out Amount), unless the Parties agree thereto in writing."

7. NO PENALTY

7.1 The Parties acknowledge and agree that no penalty from clause 26.4 (or otherwise) of the Agreement has become or shall become due as a result of the postponement of the Completion Date. Clause 26.4 of the Agreement is hereby deleted from the Agreement.

7.2 The mention in clause 26.3 of the Agreement of "Clauses 26.1 and 26.4" is hereby amended to "Clause 26.1".

8. COMPLETION

8.1 Clause 12.1 of the Agreement is hereby amended and restated in its entirety as follows:

"12.1 Completion shall take place at the offices of the Notary on or before:

(a) 15 November 2022; or

(b) such other date as the Purchaser and the Sellers may agree in writing,

(the '**Completion Date**')."

9. LIMITATION OF LIABILITY

9.1 Following the Signing Date, (i) the consolidated annual accounts (*geconsolideerde jaarrekening*) of Delphy as at and for the twelve (12) month period ended on 31 December 2021 (the '**2021 Accounts**'), (ii) the conversion of the 2021 Accounts into (ultimately) US GAAP, and (iii) the corresponding audit, by Marcum LLP as commissioned by the Company at Purchaser's request, thereof ((ii) and (iii) together: the '**2021 Audit**') have all been completed. The Parties acknowledge and agree that the 2021 Audit, as well as all information provided to and obtained by the Purchaser and its advisers in relation to the 2021 Audit (together with the 2021 Accounts: the '**2021 Audit Information**') is deemed Fairly Disclosed prior to the Signing Date.

9.2 The Purchaser hereby confirms that based on the 2021 Audit Information it has no reason or basis for any Claim against (any of) the Sellers and, in so far as the Purchaser has reason or basis for any such Claim at the moment of signing of this Second Addendum, the Purchaser hereby irrevocably and unconditionally waives any and all rights that it has against (any of) the Sellers for such Claim as based on the 2021 Audit Information.

9.3 Any mention in clause 18.2 of the Agreement of "Completion" is hereby amended to "9 May 2022".

10. GOVERNING LAW AND DISPUTE RESOLUTION

10.1 Clause 37.2 of the Agreement is hereby amended and restated in its entirety as follows:

"37.2 Except for the arrangements between Parties as set out in Schedule 8 (*Leakage*), and Clause 7 (*Earn Out*), that are subject to the findings of the Independent Expert, and any and all matters relating to the AgriForce Shares that fall under the supervision of the SEC, and/or under the Securities Act, all disputes arising out of or in connection with this Agreement, including validity of this Agreement or any agreement resulting from this Agreement shall be submitted to the competent court of Rotterdam, the Netherlands.

11. SCHEDULE 6 – COMPLETION

Schedule 6 (*Completion*) of the Agreement is hereby amended and restated in its entirety as attached to this Second Addendum.

12. SCHEDULE 7 – INDEPENDENT EXPERT

Schedule 7 (*Independent Expert*) of the Agreement is hereby amended and restated in its entirety as attached to this Second Addendum.

13. NO FURTHER CHANGE

To the extent not varied or amended by this Second Addendum, all provisions of the Agreement, including all Schedules thereto, shall remain in full force and effect.

14. GENERAL

Clauses 25 (*Confidentiality*), 26 (*Penalty*), 27 (*Notices*), 28 (*Further Assurances*), 29 (*Assignments*), 30 (*Payments*), 31 (*Costs*), 32 (*General*), 33 (*No Third Party Beneficiaries*), 34 (*No Rescission*), 35 (*Entire Agreement*), 36 (*Purchase Price Adjustments*), 37 (*Governing Law and Dispute Resolution*), 38 (*Sellers' Representative*) and 39 (*Language*) of the Agreement shall apply *mutatis mutandis* to this Second Addendum.

(signature page to follow)

SIGNATORIES

This Second Addendum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Second Addendum.

AgriForce Growing Systems Ltd.

By: Ingo Mueller, Chief Operating Officer

Jacco van der Wekken Holding B.V.

By:

Arnoud & Anja Beheer B.V.

By:

René van Tol Beheer B.V.

By:

Cor van Oers Beheer B.V.

By:

GeJo B.V.

By:

Ad van Laarhoven Beheer B.V.

By:

Harm Brinks Beheer B.V.

By:

Roelof Naber Beheer B.V.

By:

Stekidotema Beheer B.V.

By:

C.A. Bal

By:

C. Oele

By:

SIGNATORIES

This Second Addendum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Second Addendum.

AgriForce Growing Systems Ltd.

By:

Jacco van der Wekken Holding B.V.

By:

Arnoud & Anja Beheer B.V.

By:

René van Tol Beheer B.V.

By:

Cor van Oers Beheer B.V.

By:

GeJo B.V.

By:

Ad van Laarhoven Beheer B.V.

By:

Harm Brinks Beheer B.V.

By:

Roelof Naber Beheer B.V.

By:

Stekidotema Beheer B.V.

By:

C.A. Bal

By:

C. Oele

By:

SIGNATORIES

This Second Addendum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Second Addendum.

AgriForce Growing Systems Ltd.

By:

Jacco van der Wekken Holding B.V.

By:

Arnoud & Anja Beheer B.V.

By: AC van Boven

René van Tol Beheer B.V.

By:

Cor van Oers Beheer B.V.

By:

GeJo B.V.

By:

Ad van Laarhoven Beheer B.V.

By:

Harm Brinks Beheer B.V.

By:

Roelof Naber Beheer B.V.

By:

Stekidotema Beheer B.V.

By:

C.A. Bal

By:

C. Oele

By:

SIGNATORIES

This Second Addendum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Second Addendum.

AgriForce Growing Systems Ltd.	**Jacco van der Wekken Holding B.V.**
By:	By:
Arnoud & Anja Beheer B.V.	**René van Tol Beheer B.V.**
By:	By:
Cor van Oers Beheer B.V.	**GeJo B.V.**
By:	By:
Ad van Laarhoven Beheer B.V.	**Harm Brinks Beheer B.V.**
By:	By:
Roelof Naber Beheer B.V.	**Stekidotema Beheer B.V.**
By:	By:
C.A. Bal	**C. Oele**
By:	By:

SIGNATORIES

This Second Addendum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Second Addendum.

AgriForce Growing Systems Ltd.

By:

Jacco van der Wekken Holding B.V.

By:

Arnoud & Anja Beheer B.V.

By:

René van Tol Beheer B.V.

By:

Cor van Oers Beheer B.V.

C.J. Oers

By:

GeJo B.V.

By:

Ad van Laarhoven Beheer B.V.

By:

Harm Brinks Beheer B.V.

By:

Roelof Naber Beheer B.V.

By:

Stekidotema Beheer B.V.

By:

C.A. Bal

By:

C. Oele

By:

SIGNATORIES

This Second Addendum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Second Addendum.

AgriForce Growing Systems Ltd.

By:

Jacco van der Wekken Holding B.V.

By:

Arnoud & Anja Beheer B.V.

By:

René van Tol Beheer B.V.

By:

Cor van Oers Beheer B.V.

By:

GeJo B.V.

By:

Ad van Laarhoven Beheer B.V.

By:

Harm Brinks Beheer B.V.

By:

Roelof Naber Beheer B.V.

By:

Stekidotema Beheer B.V.

By:

C.A. Bal

By:

C. Oele

By:

SIGNATORIES

This Second Addendum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Second Addendum.

AgriForce Growing Systems Ltd.

____

By:

Jacco van der Wekken Holding B.V.

____

By:

Arnoud & Anja Beheer B.V.

____

By:

René van Tol Beheer B.V.

____

By:

Cor van Oers Beheer B.V.

____

By:

GeJo B.V.

____

By:

Ad van Laarhoven Beheer B.V.

____

By:

Harm Brinks Beheer B.V.

____

By:

Roelof Naber Beheer B.V.

____

By:

Stekidotema Beheer B.V.

____

By:

C.A. Bal

____

By:

C. Oele

____

By:

SIGNATORIES

This Second Addendum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Second Addendum.

AgriForce Growing Systems Ltd.

By:

Jacco van der Wekken Holding B.V.

By:

Arnoud & Anja Beheer B.V.

By:

René van Tol Beheer B.V.

By:

Cor van Oers Beheer B.V.

By:

GeJo B.V.

By:

Ad van Laarhoven Beheer B.V.

By:

Harm Brinks Beheer B.V.

By:

Roelof Naber Beheer B.V.

By:

Stekidotema Beheer B.V.

By:

C.A. Bal

By:

C. Oele

By:

SIGNATORIES

This Second Addendum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Second Addendum.

AgriForce Growing Systems Ltd.

____

By:

Jacco van der Wekken Holding B.V.

____

By:

Arnoud & Anja Beheer B.V.

____

By:

René van Tol Beheer B.V.

____

By:

Cor van Oers Beheer B.V.

____

By:

GeJo B.V.

____

By:

Ad van Laarhoven Beheer B.V.

____

By:

Harm Brinks Beheer B.V.

____

By:

Roelof Naber Beheer B.V.

____

By:

Stekidotema Beheer B.V.

____

By:

C.A. Bal

____

By:

C. Oele

____

By:

SIGNATORIES

This Second Addendum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Second Addendum.

AgriForce Growing Systems Ltd.

By:

Jacco van der Wekken Holding B.V.

By:

Arnoud & Anja Beheer B.V.

By:

René van Tol Beheer B.V.

By:

Cor van Oers Beheer B.V.

By:

GeJo B.V.

By:

Ad van Laarhoven Beheer B.V.

By:

Harm Brinks Beheer B.V.

By:

Roelof Naber Beheer B.V.

By:

Stekidotema Beheer B.V.

By: L.A. van den Berg

C.A. Bal

By:

C. Oele

By:

SIGNATORIES

This Second Addendum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Second Addendum.

AgriForce Growing Systems Ltd.

____

By:

Jacco van der Wekken Holding B.V.

____

By:

Arnoud & Anja Beheer B.V.

____

By:

René van Tol Beheer B.V.

____

By:

Cor van Oers Beheer B.V.

____

By:

GeJo B.V.

____

By:

Ad van Laarhoven Beheer B.V.

____

By:

Harm Brinks Beheer B.V.

____

By:

Roelof Naber Beheer B.V.

____

By:

Stekidotema Beheer B.V.

____

By:

C.A. Bal

____

By:

C. Oele

____

By:

SIGNATORIES

This Second Addendum has been signed by the Parties (or their duly authorised representatives) on the date stated at the beginning of this Second Addendum.

AgriForce Growing Systems Ltd.

By:

Jacco van der Wekken Holding B.V.

By:

Arnoud & Anja Beheer B.V.

By:

René van Tol Beheer B.V.

By:

Cor van Oers Beheer B.V.

By:

GeJo B.V.

By:

Ad van Laarhoven Beheer B.V.

By:

Harm Brinks Beheer B.V.

By:

Roelof Naber Beheer B.V.

By:

Stekidotema Beheer B.V.

By:

C.A. Bal

By:

C. Oele

By:

A.F.V. Braam

By:

P.T.M. Hooijman

By:

Second Addendeem

A.F.V. Braam	**P.T.M. Hooijman**
By:	By:

Paul Hooijman 090822 Banf

SCHEDULE 6

COMPLETION

Prior to, or at Completion:

1. the Sellers' Representative will confirm to the Purchaser that the shareholders' agreement of Delphy has been terminated in accordance with the provisions thereto;

2. the Sellers shall hand over the original shareholders' register of Delphy to the Notary;

3. the Sellers shall provide the Purchaser with written evidence that all requisite corporate and other action necessary for it to enter into this Agreement and to perform its obligations pursuant to or in relation to this Agreement and all related documents have been duly taken; and

4. the Purchaser shall provide the Sellers' Representative with written evidence that: (i) all requisite corporate and other action necessary for it to enter into this Agreement and to perform its obligations pursuant to or in relation to this Agreement and all related documents have been duly taken; and (ii) the person(s) that will be signing this Agreement on behalf of the Purchaser is/are duly authorised to represent the Purchaser and to enter into this Agreement in its name.

5. the Sellers shall provide evidence to the Purchaser providing that the shares of Stichting Participatie DLV Plant Groep have been transferred to Delphy, and have been retracted in accordance with the relevant articles of association and legal requirements and that the Shares as mentioned in this Agreement amount to 100% of the issued shares of Delphy.

6. Independent valuation will have taken place of the Properties.

After confirmation by the Notary that the Cash Completion Amount has been received in the Notary Account:

1. the Parties shall sign and execute the Notary Letter;

2. the Purchaser shall issue the AgriForce Shares, and provide proof thereof; and

3. the Parties shall execute the Deed of Transfer and Delphy will acknowledge the transfer of the Shares by executing the Deed of Transfer.

Upon execution of the Deed of Transfer:

1. the Purchaser is discharged in respect of the payment of the Cash Completion Amount and its obligation to issue the AgriForce Shares;

2. the Notary will (subject to conducting customary solvency checks) hold the Cash Completion Amount for the benefit of the Sellers and the Notary shall pay out the Cash Completion Amount in accordance with the Notary Letter;

3. the Purchaser shall procure that the Notary shall update the original shareholders' register of Delphy in order to reflect the changes pursuant to the Transaction, as well as to procure that any necessary amendments are registered at the relevant trade registers; and

4. the Purchaser and Sellers shall issue a joint press release.

On the Completion Date the Parties shall further take such actions as are required to be taken by this Agreement in order to effect the Completion and shall render all reasonably required cooperation to procure that the transfer of the Shares is effected within due time, including *inter alia* the granting of powers of attorney to the

other Parties, the Companies or the Notary to sign and execute any and all documents, deeds, resolutions and other instruments possibly required to effect the Transfer.

SCHEDULE 7

INDEPENDENT EXPERT

1. Independent Expert

1.1 Any disputes relating to (i) any Milestone Notice, and/or (ii) the Additional Leakage, is to be referred, in accordance with Clause 7 (*Earn-Out*) and/or Schedule 8 (*Leakage*), as the case may be, to an Independent Expert:

(a) either party shall be entitled to nominate one of the big four accounting firms to be the Independent Expert (the **Nominee**);

(b) if the other party agrees to such Nominee, such Nominee shall be the Independent Expert; and

(c) if the parties do not agree to the Nominee within five Business Days of nomination, either party shall be entitled to request the President of the Dutch Institute of Chartered Accountants (*Nederlandse Beroepsorganisatie van Accountants (NBA)*) or its successor organisation to nominate one of the big four accounting firms to be the Independent Expert and the parties shall appoint such person as the Independent Expert.

2. Procedures

2.1 The Independent Expert shall act on the following basis:

(a) the Independent Expert shall determine the dispute by means of expert determination, shall not act as an arbitrator and shall not decide on legal issues (other than the disputed items of the Milestone Notice);

(b) the item or items in dispute shall be notified to the Independent Expert in writing, with a copy to the other party, by the Sellers or the Purchaser within 20 Business Days following the appointment of the Independent Expert;

(c) the terms of reference shall be to determine the item or items in dispute and therefore (i) calculating the Additional Leakage, and/or (ii) determining whether any of the Earn-Out Milestones have been achieved, in accordance with the provisions of this Agreement;

(d) the Independent Expert shall be entitled to determine the procedure applicable to its determination;

(e) the procedure will be conducted in the English language;

(f) the Independent Expert shall render its decision without undue delay;

(g) the Sellers and the Purchaser shall each provide (and, to the extent they are reasonably able to, shall procure that their respective accountants provide) the Independent Expert promptly with all information and assistance which the latter reasonably requires and the Independent Expert shall be entitled (to the extent they consider it appropriate) to base its opinion on such information; and

(h) the Independent Expert shall decide upon the allocation of its costs and expenses between the Sellers and the Purchaser based on the proportion that the respective Party does not prevail with its position.